UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.   )

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HEALTHWAYS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Investor Relations Contact:	Media Relations Contact:
Chip Wochomurka	Andrew Cole/Delia Cannan
615-614-4493	Sard Verbinnen & Co.
chip.wochomurka@healthways.com	212-687-8080
healthways-svc@sardverb.com

Mark Harnett/Amy Bilbija
MacKenzie Partners Inc.
212-929-5802

HEALTHWAYS FILES DEFINITIVE PROXY MATERIALS
 FOR ANNUAL MEETING ON JUNE 24, 2014

Sends Letter to Stockholders Urging Them to Vote the WHITE Proxy Card

 Reelection of Healthways' Four Independent and Highly Qualified Board Nominees Will Support Company's Strong Momentum As #1 Independent Population Health Service Provider

Letter Details Significant Flaws of North Tide's Proposals and Nominees

NASHVILLE, Tenn. (May 13, 2014) – Healthways (NASDAQ: HWAY) (the "Company"), today announced that it has filed definitive proxy materials with the Securities and Exchange Commission ("SEC") in connection with its 2014 Annual Meeting of Stockholders, which will be held on June 24, 2014.  Healthways stockholders of record as of May 5, 2014 may vote at the 2014 Annual Meeting.

The Board of Directors of Healthways also sent a letter to its stockholders urging them to vote the WHITE proxy card for the reelection of Healthways' four independent and highly qualified Board nominees.  The letter also details the significant flaws of North Tide Capital's proposals and nominees.

The letter to stockholders, an investor presentation and other communications materials related to the annual meeting are available via the "Investors" section of Healthways' website at www.healthways.com and via the SEC website at www.sec.gov.

The text of the letter follows:

May 13, 2014

Dear Fellow Healthways Stockholder:

You have a critical decision to make about the future of your investment in Healthways.  Once you review the facts, we are confident you will agree that the best way to protect your investment in Healthways and support its strong momentum as the #1 independent population health service provider is to vote FOR Healthways' Board of Director nominees at this year's Annual Meeting of Stockholders on June 24, 2014.  We urge you NOT to vote for North Tide Capital's unqualified nominees.  We believe their flawed agenda would derail Healthways' momentum toward sustained profitability and destroy stockholder value.

VOTE FOR HEALTHWAYS' NOMINEES	DON'T LET NORTH TIDE DERAIL YOUR COMPANY
✓Protect your investment in Healthways ✓Support Healthways' highly-qualified and independent Board nominees ✓Continue Healthways' strong momentum	✗Reject North Tide's short-sighted proposals and slate of unqualified nominees

Exercise your stockholder right to vote today by telephone, Internet, or by signing, dating and returning the enclosed WHITE PROXY CARD in the postage-paid envelope provided.

HEALTHWAYS HAS COMPLETED ITS TRANSFORMATION INTO THE
#1 INDEPENDENT PLAYER IN THE
 $50 BILLION POPULATION HEALTH SERVICES MARKET

In 2006, Healthways recognized that an evolving healthcare landscape and difficult economic headwinds were challenging its conventional stand-alone disease management model.  Building on the Company's core strengths over the ensuing seven years, the Board and management completed a major strategic transformation to become the leader in the rapidly growing population health management industry.

The transformation included:
▪	Investing wisely in technology and innovative capabilities to form our scalable platform to deliver our comprehensive well-being improvement solution;
▪	Expanding the scope and extending the term of our relationships with our biggest customers; and
▪	Establishing significant new customer relationships by providing value aligned with their needs.

As the leader in population health, Healthways has established a fundamental value proposition: improving people's well-being reduces health-related costs and increases productivity and performance across whole populations.  With our transformation work and investments behind us, Healthways now has a unique, highly scalable business that generates strong recurring revenue and cash flow, and we believe the business is poised to deliver sustained profitable growth.

"Healthways outperformed its competitors by pivoting out of Disease Management.  I don't think North Tide is sufficiently aware that this industry was an ebbing tide and almost all the other boats got stranded altogether."
– Alfred Lewis, Author and President of the Disease Management Purchasing Consortium

We believe that demand for the company's services remains very strong, and a variety of health insurers, employers and now providers clearly see the fundamental logic of the HWAY business. The marketplace is evolving and we believe this is creating significant opportunities for HWAY."
– Dougherty & Company, 24 April 2014 1

HEALTHWAYS IS POISED TO GAIN SIGNIFICANT OPERATING LEVERAGE
AND ACHIEVE SUSTAINABLE PROFITABILITY

With our infrastructure and capabilities in place, we believe the key to sustained profitability is growing our top-line by signing new customers and keeping and expanding existing relationships.  Thanks to the hard work of our team, we are seeing exceptional momentum with customers.  2013 was one of the most successful years for business development in Healthways' 33-year history.  The Company achieved the highest revenue retention level since 2008 (~93%) and signed 104 contracts, including 25 contracts with new customers, 33 contract expansions and 46 contract extensions.  That momentum is continuing in 2014, with 20 signed contracts in the first quarter, five with new customers including a major new contract with a Fortune 100 employer.  The Fortune 100 company selected Healthways through a competitive process, and we replaced a national health plan – underscoring that our services and value are positively differentiated and resonating in the market.

1 Permission to use quotations from sell-side analysts and media throughout presentation neither sought nor received

We expect revenue growth in each of our customer markets this year, with the highest rates of growth in our Health Systems / Hospitals / Physicians, International and Large Employer customer markets. The growth in all of these markets is expected to result in a Company growth rate of 10% - 15%, leading to our $730 - $760 million in forecasted revenue for 2014.

Looking ahead, Healthways is confident that its highly scalable platform and infrastructure will enable the Company to gain substantial operating leverage and generate double-digit top and bottom line growth.

We expect that each $100 million of incremental revenue booked for the next 4 to 5 years will yield 100 to 200 basis points of EBITDA margin expansion.

KEY STATISTICS	3-5 YEAR OBJECTIVES
Revenue Growth	10% - 15% CAGR
EBITDA	15% - 18%
Capital Expenditures and Acquisitions/Revenue Ratio	~5% (Maintenance level)
Debt/EBITDA Ratio	< 2x

HEALTHWAYS HAS THE RIGHT BOARD TO ACHIEVE ITS FULL POTENTIAL

The Company's Board of Directors is actively engaged in Healthways' strategic direction and fully supportive of CEO Ben Leedle and the current management team. The Company's four independent and highly qualified nominees – John W. Ballantine, Daniel J. Englander, C. Warren Neel, and Kevin G. Wills – are important contributors to the Board and committed to serving the best interests of all stockholders. Each has a unique skill set, differentiated experience and expertise such that all four of them, in their own right, are integral members of the Board.

Importantly, 10 of our 11 directors are independent.  Three directors – including two of the nominees, Messrs. Englander and Wills – have joined the Board since 2012, bringing fresh perspectives. Collectively, this Board has exceptional healthcare industry experience and, more importantly, an in-depth knowledge of the value-based contract services business. They also possess complementary skills covering financial, operational, and corporate governance expertise.

"We remain believers in Healthways' value proposition and management team, and we expect the healthcare provider market—which faces increased pressure to bear incremental financial and quality risk—to become a significant growth opportunity for the organization over the coming years, despite the slower ramp-up in the business thus far."
– William Blair, 24 April 2014

HEALTHWAYS' INDEPENDENT AND HIGHLY QUALIFIED DIRECTOR NOMINEES
JOHN W. BALLANTINE - Director since 2003
Former Executive Vice President and Chief Risk Management Officer of First Chicago NBD Corporation

▪Deep understanding of institutional investors' perspectives
▪Has held multiple board leadership roles at publicly listed companies
▪Deep expertise in risk management and asset allocation

DANIEL J. ENGLANDER - Director since 2014
Managing Partner of Ursula Capital Partners

▪Important perspective as institutional investor and Healthways shareholder since 2005
▪Relevant and valuable board experience at other publicly traded companies
▪Deep understanding of the markets for the Company's well-being solutions

C. WARREN NEEL, Ph.D. - Director since 1991
Former Executive Director of the Center for Corporate Governance at the University of Tennessee

▪Strong business acumen and significant leadership experience, including $20 billion+ budget management
▪Academic research has been published in a variety of journals
▪Understanding of complex financial data and management issues

KEVIN G. WILLS - Director since 2012
Managing Director and Chief Financial Officer of AlixPartners, LLP

▪Many years of executive leadership at Fortune 500 companies
▪Significant capital markets, mergers & acquisitions and international operations experience
▪Deep experience with and insight into consumer perspectives on healthcare requirements and costs

WE BELIEVE THE NORTH TIDE NOMINEES WOULD
NOT ADD VALUE TO OUR BOARD

No North Tide nominee has ever been involved at a healthcare company whose business model relied on value-based reimbursement, like Healthways.  While we respect Mr. Crawford's success turning around Caremark, we see Healthways as a completely different company that is not a turnaround story – it's already on a significant growth trajectory following a major strategic transformation.  Also, in our view, North Tide's nominees do not have relevant healthcare or public company board experience – only one of the four nominees has served as an independent director on a public company board.

NORTH TIDE NOMINEE
Conan Laughlin
▪No experience at a contract services healthcare company dependent on value-based reimbursement
▪No experience in a comparable business model
▪No experience as an independent director on a public company board
▪Newly formed investment firm, North Tide Capital, has no track record
▪Equity research experience does not translate into operational expertise

Bradley Karro
▪No experience at a contract services healthcare company dependent on value-based reimbursement
▪No experience in a comparable business model
▪Questionable operational expertise given a company where he served as COO filed for bankruptcy and was the target of litigation

Edwin Crawford
▪No experience at a contract services healthcare company dependent on value-based reimbursement
▪No experience in a comparable business model
▪No experience as an independent director on a public company board
▪Turnaround experience not relevant to Healthways growth strategy

Paul Keckley
▪No experience at a contract services healthcare company dependent on value-based reimbursement
▪No experience in a comparable business model
▪No experience as an independent director on a public company board
▪No discernable public company operating experience

Despite our concerns about their qualifications, we attempted to reach an agreement to avoid a costly and distracting proxy contest.  Our good faith offer included:

•	Expanded 12-member Board;
•
5-person slate, consisting of two qualified independent candidates to be nominated by North Tide and two qualified independent candidates to be nominated by Healthways, and a third mutually agreed upon;

•	North Tide representative to serve on standing committees and a new strategic review committee.

Regrettably, North Tide rejected our settlement, which forces us to question their true motives for pursuing this – their first proxy contest – despite the costs and distraction it is causing Healthways.

WE BELIEVE NORTH TIDE DOES NOT UNDERSTAND HEALTHWAYS' BUSINESS
AND THEIR PROPOSALS TO BREAK UP OUR COMPANY WOULD DERAIL HEALTHWAYS' MOMENTUM

We see first-time activist North Tide Capital's short-sighted proposals as deeply flawed, including their intention to sell or shut down vital assets and replace management.  To us, this clearly shows they do not understand Healthways' business or the population health opportunity.

Replacing Management
In our view, our CEO Ben Leedle's 29-year history with Healthways provides invaluable institutional and marketplace knowledge that is essential to Healthways' future.  As a pioneer in developing and delivering disease management services in the 1990's, Ben recognized the long-term limitations and the market forces threatening these stand-alone disease management models.  He therefore led the company in a new direction; he was the principal architect of the strategy behind and directed the execution of Healthways' successful transformation from a disease management company into the number one independent population health services company.

In addition to his integral role in the Company's strategic growth and operational execution, Ben is also deeply invested in and aligned with shareholder interests, and the vast majority of his personal wealth is tied to the Company's performance through stock ownership and options.

Equally as important to our future, Ben is highly valued by customers and critical to both our high customer retention and ongoing new customer development.  Key customers, prospects and partners have expressed to the Company and Board their view that his departure could jeopardize the Company's continued relationships.  As just two examples, we have enclosed two letters from large strategic customers – CareFirst (BlueCross BlueShield of Maryland and the District of Columbia) and Hawaii Medical Services Association, or HMSA (BlueCross Blue Shield of Hawaii) – in which they voice their concern that North Tide's agenda could disrupt their well-being programs.

"Ben sees something the rest of the industry hasn't figured out – and he has positioned Healthways to be the market leader with a prohibitive advantage in the ability to utilize well-being measures to dramatically decrease health care costs and improve organizational performance."
– Jim Clifton, Chairman and CEO, Gallup

Sale or Spin-Off of SilverSneakers Fitness Program
In a December 2013 letter to the Healthways Board, North Tide proposed that Healthways "unlock the value" of its SilverSneakers business, indicating that "its value as a stand-alone entity is potentially equal to or greater than the entire Healthways enterprise value today."  Our Board asked a third-party expert to evaluate the merit of the North Tide's valuation of SilverSneakers and concluded that it was significantly flawed. Even if such a transaction could be executed, we strongly believe that it would significantly decelerate Healthways' business momentum and reduce our growth opportunities, while destroying value for investors.

▪	SilverSneakers is an important component of our comprehensive well-being improvement solution and essential to our business operations and strategic plan.
▪
SilverSneakers is offered through approximately 11,000 of Healthways' national network of more than 15,000 fitness centers – a key asset to the SilverSneakers offering.  Without Healthways' already established national network, SilverSneakers would have to build these relationships and agreements from scratch.

▪	North Tide's analysis does not adequately factor in the incremental costs that would be necessary to operate SilverSneakers as a stand-alone company.
▪
Part of our growth strategy is to leverage the fitness center national network to expand our product offering in the traditional commercial Health Plan and Large Employer markets – which is an increasingly important part of our overall well-being improvement solution.

▪
Our relationships with the large Medicare Advantage health plans continue to grow, not just through SilverSneakers, but with additional solutions including our Physical Medicine national affinity network and a number of emerging web and mobile device applications and social networks – enabling us to leverage its cost structure across a broader revenue base. 14 of our 67 Medicare Advantage Health Plan customers have already purchased other Healthways services that are integrated with the SilverSneakers Fitness Program.

▪	Disposition of the SilverSneakers business would require complex tax structuring to avoid significant adverse tax consequences, potentially diminishing flexibility and/or value.

Shutting Down Healthways' International Business
North Tide has proposed shutting down Healthways' international business, which would deprive the Company of a profitable business and future opportunities to expand as a leader in the dynamic global healthcare marketplace.

▪
The international business is managed separately by a dedicated senior management team, has grown from a startup in 2006 to almost 5% of our total business, and is expected to grow significantly based on recent contract wins and renewals.

▪	The international business is already profitable and is not capital intensive – generating positive EBITDA of $3.0 million in 2012 and $3.3 million in 2013.
▪
We expect the International business to be one of our fastest growing customer markets with a pipeline of revenue opportunities in excess of $100 million and revenue growth in 2014 expected to be greater than 10%.

▪
Shutting down the international business would inflict substantial financial penalties on the Company due to breaches of our existing customer contracts and eliminate the possibility of a return to international markets for the foreseeable future.

▪
Through our international business, we are building a diverse base of knowledge about the perspectives of governments and private insurers in foreign markets and gaining valuable insight into the changing needs of government entities within the U.S. and the regional health plan market. Healthways is one of the few companies positioned to benefit from trends in global healthcare reform and increasing lifestyle risks and chronic disease.

PROTECT YOUR INVESTMENT AND SUPPORT CONTINUED
GROWTH AT HEALTHWAYS

We ask for your support so that Healthways' Board and management can continue to execute on its strategy and take full advantage of the strong momentum it has created to realize the Company's full potential.

The upcoming Annual Meeting is an important event that will determine the future of Healthways.  Your vote is important – no matter how many shares you own.

You may vote by telephone, Internet, or by signing, dating and returning the enclosed WHITE PROXY CARD in the postage-paid envelope. We also urge you to discard any proxy card sent to you by North Tide.

On behalf of the Board of Directors, we thank you for your continued support of our Company.

Sincerely,
/s/ John W. Ballantine
John Ballantine, Chairman

Important Additional Information
The Company, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the Company's stockholders in connection with the matters to be considered at the Company's 2014 annual meeting of stockholders.  On May 13, 2014, the Company filed a definitive proxy statement (as it may be amended, the "Proxy Statement") with the U.S. Securities and Exchange Commission (the "SEC") in connection with any such solicitation of proxies from Company's stockholders. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement, including Appendix A thereto. Information regarding the direct and indirect beneficial ownership of the Company's directors and executive officers in the Company's securities is set forth in the Proxy Statement. Stockholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by the Company with the SEC for no charge at the SEC's website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of our corporate website at www.healthways.com.

Forward-Looking Statements
This press release contains forward-looking statements, which are based upon current knowledge, assumptions, beliefs, estimates and expectations, involve a number of risks and uncertainties, and are subject to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical statements of fact and those regarding the intent, belief, or expectations of the Company, including, without limitation, all statements regarding the Company's future earnings and results of operations, and can be identified by the use of words like "may," "believe," "will," "expect," "project," "estimate," "anticipate," "plan," or "continue" and similar expressions. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve significant risks and uncertainties, and that actual results may vary from those in the forward-looking statements as a result of various factors, including, but not limited to, the effectiveness of management's strategies and decisions; the costs and management distraction attendant to a proxy contest; the Company's ability to sign and implement new contracts for its solutions; the Company's ability to anticipate change and respond to emerging trends in the domestic and international markets for healthcare and the impact of the same on demand for the Company's services; the Company's ability to renew and/or maintain contracts with its customers under existing terms or restructure these contracts on terms that would not have a material negative impact on the Company's results of operations; the Company's ability to accurately forecast performance and the timing of revenue recognition under the terms of its customer contracts ahead of data collection and reconciliation; the Company's ability to accurately forecast enrollment and participation rates in services and programs offered within the Company's contracts; the risks associated with data privacy or security breaches, computer hacking, network penetration and other illegal intrusions; the impact of future state, federal and international legislation and regulations applicable to the Company's business, including the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act of 2010 on the Company's operations and/or demand for its services; and other risks detailed in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013, and other filings with the SEC. The Company undertakes no obligation to update or revise any such forward-looking statements.

About Healthways
Healthways is the largest independent global provider of well-being improvement solutions. Dedicated to creating a healthier world one person at a time, the Company uses the science of behavior change to produce and measure positive change in well-being for our customers, which include employers, integrated health systems, hospitals, physicians, health plans, communities and government entities. We provide highly specific and personalized support for each individual and their team of experts to optimize each participant's health and productivity and to reduce health-related costs. Results are achieved by addressing longitudinal health risks and care needs of everyone in a given population. The Company has scaled its proprietary technology infrastructure and delivery capabilities developed over 30 years and now serves approximately 68 million people on four continents. Learn more at www.healthways.com.

-END-

The following is a letter sent to stockholders of Healthways, Inc. in a mailing commenced on May 13, 2014.

May 13, 2014

Dear Fellow Healthways Stockholder:

You have a critical decision to make about the future of your investment in Healthways.  Once you review the facts, we are confident you will agree that the best way to protect your investment in Healthways and support its strong momentum as the #1 independent population health service provider is to vote FOR Healthways' Board of Director nominees at this year's Annual Meeting of Stockholders on June 24, 2014.  We urge you NOT to vote for North Tide Capital's unqualified nominees.  We believe their flawed agenda would derail Healthways' momentum toward sustained profitability and destroy stockholder value.

VOTE FOR HEALTHWAYS' NOMINEES	DON'T LET NORTH TIDE DERAIL YOUR COMPANY
✓Protect your investment in Healthways ✓Support Healthways' highly-qualified and independent Board nominees ✓Continue Healthways' strong momentum	✗Reject North Tide's short-sighted proposals and slate of unqualified nominees

Exercise your stockholder right to vote today by telephone, Internet, or by signing, dating and returning the enclosed WHITE PROXY CARD in the postage-paid envelope provided.

HEALTHWAYS HAS COMPLETED ITS TRANSFORMATION INTO THE #1 INDEPENDENT PLAYER
IN THE $50 BILLION POPULATION HEALTH SERVICES MARKET

In 2006, Healthways recognized that an evolving healthcare landscape and difficult economic headwinds were challenging its conventional stand-alone disease management model.  Building on the Company's core strengths over the ensuing seven years, the Board and management completed a major strategic transformation to become the leader in the rapidly growing population health management industry.

The transformation included:
▪	Investing wisely in technology and innovative capabilities to form our scalable platform to deliver our comprehensive well-being improvement solution;
▪	Expanding the scope and extending the term of our relationships with our biggest customers; and
▪	Establishing significant new customer relationships by providing value aligned with their needs.

As the leader in population health, Healthways has established a fundamental value proposition: improving people's well-being reduces health-related costs and increases productivity and performance across whole populations.  With our transformation work and investments behind us, Healthways now has a unique, highly scalable business that generates strong recurring revenue and cash flow, and we believe the business is poised to deliver sustained profitable growth.

"Healthways outperformed its competitors by pivoting out of Disease Management.  I don't think North Tide is sufficiently aware that this industry was an ebbing tide and almost all the other boats got stranded altogether."
– Alfred Lewis, Author and President of the Disease Management Purchasing Consortium

We believe that demand for the company's services remains very strong, and a variety of health insurers, employers and now providers clearly see the fundamental logic of the HWAY business. The marketplace is evolving and we believe this is creating significant opportunities for HWAY."
– Dougherty & Company, 24 April 2014 1

1 Permission to use quotations from sell-side analysts and media throughout presentation neither sought nor received

HEALTHWAYS IS POISED TO GAIN SIGNIFICANT OPERATING LEVERAGE
AND ACHIEVE SUSTAINABLE PROFITABILITY

With our infrastructure and capabilities in place, we believe the key to sustained profitability is growing our top-line by signing new customers and keeping and expanding existing relationships.  Thanks to the hard work of our team, we are seeing exceptional momentum with customers.  2013 was one of the most successful years for business development in Healthways' 33-year history.  The Company achieved the highest revenue retention level since 2008 (~93%) and signed 104 contracts, including 25 contracts with new customers, 33 contract expansions and 46 contract extensions.  That momentum is continuing in 2014, with 20 signed contracts in the first quarter, five with new customers including a major new contract with a Fortune 100 employer.  The Fortune 100 company selected Healthways through a competitive process, and we replaced a national health plan – underscoring that our services and value are positively differentiated and resonating in the market.

We expect revenue growth in each of our customer markets this year, with the highest rates of growth in our Health Systems/Hospitals/ Physicians, International and Large Employer customer markets. The growth in all of these markets is expected to result in a Company growth rate of 10% - 15%, leading to our $730 - $760 million in forecasted revenue for 2014.

Looking ahead, Healthways is confident that its highly scalable platform and infrastructure will enable the Company to gain substantial operating leverage and generate double-digit top and bottom line growth.

We expect that each $100 million of incremental revenue booked for the next 4 to 5 years will yield 100 to 200 basis points of EBITDA margin expansion.

KEY STATISTICS	3-5 YEAR OBJECTIVES
Revenue Growth	10% - 15% CAGR
EBITDA	15% - 18%
Capital Expenditures and Acquisitions/Revenue Ratio	~5% (Maintenance level)
Debt/EBITDA Ratio	< 2x

HEALTHWAYS HAS THE RIGHT BOARD TO ACHIEVE ITS FULL POTENTIAL

The Company's Board of Directors is actively engaged in Healthways' strategic direction and fully supportive of CEO Ben Leedle and the current management team. The Company's four independent and highly qualified nominees – John W. Ballantine, Daniel J. Englander, C. Warren Neel, and Kevin G. Wills – are important contributors to the Board and committed to serving the best interests of all stockholders. Each has a unique skill set, differentiated experience and expertise such that all four of them, in their own right, are integral members of the Board.

Importantly, 10 of our 11 directors are independent.  Three directors – including two of the nominees, Messrs. Englander and Wills – have joined the Board since 2012, bringing fresh perspectives. Collectively, this Board has exceptional healthcare industry experience and, more importantly, an in-depth knowledge of the value-based contract services business. They also possess complementary skills covering financial, operational, and corporate governance expertise.

"We remain believers in Healthways' value proposition and management team, and we expect the healthcare provider market—which faces increased pressure to bear incremental financial and quality risk—to become a significant growth opportunity for the organization over the coming years, despite the slower ramp-up in the business thus far."
– William Blair, 24 April 2014

HEALTHWAYS' INDEPENDENT AND HIGHLY QUALIFIED DIRECTOR NOMINEES
JOHN W. BALLANTINE - Director since 2003
Former Executive Vice President and Chief Risk Management Officer of First Chicago NBD Corporation

▪Deep understanding of institutional investors' perspectives
▪Has held multiple board leadership roles at publicly listed companies
▪Deep expertise in risk management and asset allocation

DANIEL J. ENGLANDER - Director since 2014
Managing Partner of Ursula Capital Partners

▪Important perspective as institutional investor and Healthways shareholder since 2005
▪Relevant and valuable board experience at other publicly traded companies
▪Deep understanding of the markets for the Company's well-being solutions

C. WARREN NEEL, Ph.D. - Director since 1991
Former Executive Director of the Center for Corporate Governance at the University of Tennessee

▪Strong business acumen and significant leadership experience, including $20 billion+ budget management
▪Academic research has been published in a variety of journals
▪Understanding of complex financial data and management issues

KEVIN G. WILLS - Director since 2012
Managing Director and Chief Financial Officer of AlixPartners, LLP

▪Many years of executive leadership at Fortune 500 companies
▪Significant capital markets, mergers & acquisitions and international operations experience
▪Deep experience with and insight into consumer perspectives on healthcare requirements and costs

WE BELIEVE THE NORTH TIDE NOMINEES WOULD NOT ADD VALUE TO OUR BOARD

No North Tide nominee has ever been involved at a healthcare company whose business model relied on value-based reimbursement, like Healthways.  While we respect Mr. Crawford's success turning around Caremark, we see Healthways as a completely different company that is not a turnaround story – it's already on a significant growth trajectory following a major strategic transformation.  Also, in our view, North Tide's nominees do not have relevant healthcare or public company board experience – only one of the four nominees has served as an independent director on a public company board.

NORTH TIDE NOMINEE
Conan Laughlin
▪No experience at a contract services healthcare company dependent on value-based reimbursement
▪No experience in a comparable business model
▪No experience as an independent director on a public company board
▪Newly formed investment firm, North Tide Capital, has no track record
▪Equity research experience does not translate into operational expertise

Bradley Karro
▪No experience at a contract services healthcare company dependent on value-based reimbursement
▪No experience in a comparable business model
▪Questionable operational expertise given a company where he served as COO filed for bankruptcy and was the target of litigation

Edwin Crawford
▪No experience at a contract services healthcare company dependent on value-based reimbursement
▪No experience in a comparable business model
▪No experience as an independent director on a public company board
▪Turnaround experience not relevant to Healthways growth strategy

Paul Keckley
▪No experience at a contract services healthcare company dependent on value-based reimbursement
▪No experience in a comparable business model
▪No experience as an independent director on a public company board
▪No discernable public company operating experience

Despite our concerns about their qualifications, we attempted to reach an agreement to avoid a costly and distracting proxy contest.  Our good faith offer included:

•	Expanded 12-member Board;
•
5-person slate, consisting of two qualified independent candidates to be nominated by North Tide and two qualified independent candidates to be nominated by Healthways, and a third mutually agreed upon;

•	North Tide representative to serve on standing committees and a new strategic review committee.

Regrettably, North Tide rejected our settlement, which forces us to question their true motives for pursuing this – their first proxy contest – despite the costs and distraction it is causing Healthways.

WE BELIEVE NORTH TIDE DOES NOT UNDERSTAND HEALTHWAYS' BUSINESS
AND THEIR PROPOSALS TO BREAK UP OUR COMPANY WOULD DERAIL HEALTHWAYS' MOMENTUM

We see first-time activist North Tide Capital's short-sighted proposals as deeply flawed, including their intention to sell or shut down vital assets and replace management.  To us, this clearly shows they do not understand Healthways' business or the population health opportunity.

Replacing Management
In our view, our CEO Ben Leedle's 29-year history with Healthways provides invaluable institutional and marketplace knowledge that is essential to Healthways' future.  As a pioneer in developing and delivering disease management services in the 1990's, Ben recognized the long-term limitations and the market forces threatening these stand-alone disease management models.  He therefore led the company in a new direction; he was the principal architect of the strategy behind and directed the execution of Healthways' successful transformation from a disease management company into the number one independent population health services company.

In addition to his integral role in the Company's strategic growth and operational execution, Ben is also deeply invested in and aligned with shareholder interests, and the vast majority of his personal wealth is tied to the Company's performance through stock ownership and options.

Equally as important to our future, Ben is highly valued by customers and critical to both our high customer retention and ongoing new customer development.  Key customers, prospects and partners have expressed to the Company and Board their view that his departure could jeopardize the Company's continued relationships.  As just two examples, we have enclosed two letters from large strategic customers – CareFirst (BlueCross BlueShield of Maryland and the District of Columbia) and Hawaii Medical Services Association, or HMSA (BlueCross Blue Shield of Hawaii) – in which they voice their concern that North Tide's agenda could disrupt their well-being programs.

"Ben sees something the rest of the industry hasn't figured out – and he has positioned Healthways to be the market leader with a prohibitive advantage in the ability to utilize well-being measures to dramatically decrease health care costs and improve organizational performance."
– Jim Clifton, Chairman and CEO, Gallup

Sale or Spin-Off of SilverSneakers Fitness Program
In a December 2013 letter to the Healthways Board, North Tide proposed that Healthways "unlock the value" of its SilverSneakers business, indicating that "its value as a stand-alone entity is potentially equal to or greater than the entire Healthways enterprise value today."  Our Board asked a third-party expert to evaluate the merit of the North Tide's valuation of SilverSneakers and concluded that it was significantly flawed. Even if such a transaction could be executed, we strongly believe that it would significantly decelerate Healthways' business momentum and reduce our growth opportunities, while destroying value for investors.

▪	SilverSneakers is an important component of our comprehensive well-being improvement solution and essential to our business operations and strategic plan.
▪
SilverSneakers is offered through approximately 11,000 of Healthways' national network of more than 15,000 fitness centers – a key asset to the SilverSneakers offering.  Without Healthways' already established national network, SilverSneakers would have to build these relationships and agreements from scratch.

▪	North Tide's analysis does not adequately factor in the incremental costs that would be necessary to operate SilverSneakers as a stand-alone company.
▪
Part of our growth strategy is to leverage the fitness center national network to expand our product offering in the traditional commercial Health Plan and Large Employer markets – which is an increasingly important part of our overall well-being improvement solution.

▪
Our relationships with the large Medicare Advantage health plans continue to grow, not just through SilverSneakers, but with additional solutions including our Physical Medicine national affinity network and a number of emerging web and mobile device applications and social networks – enabling us to leverage its cost structure across a broader revenue base. 14 of our 67 Medicare Advantage Health Plan customers have already purchased other Healthways services that are integrated with the SilverSneakers Fitness Program.

▪	Disposition of the SilverSneakers business would require complex tax structuring to avoid significant adverse tax consequences, potentially diminishing flexibility and/or value.

Shutting Down Healthways' International Business
North Tide has proposed shutting down Healthways' international business, which would deprive the Company of a profitable business and future opportunities to expand as a leader in the dynamic global healthcare marketplace.

▪
The international business is managed separately by a dedicated senior management team, has grown from a startup in 2006 to almost 5% of our total business, and is expected to grow significantly based on recent contract wins and renewals.

▪	The international business is already profitable and is not capital intensive – generating positive EBITDA of $3.0 million in 2012 and $3.3 million in 2013.
▪
We expect the International business to be one of our fastest growing customer markets with a pipeline of revenue opportunities in excess of $100 million and revenue growth in 2014 expected to be greater than 10%.

▪
Shutting down the international business would inflict substantial financial penalties on the Company due to breaches of our existing customer contracts and eliminate the possibility of a return to international markets for the foreseeable future.

▪
Through our international business, we are building a diverse base of knowledge about the perspectives of governments and private insurers in foreign markets and gaining valuable insight into the changing needs of government entities within the U.S. and the regional health plan market. Healthways is one of the few companies positioned to benefit from trends in global healthcare reform and increasing lifestyle risks and chronic disease.

PROTECT YOUR INVESTMENT AND SUPPORT CONTINUED GROWTH AT HEALTHWAYS

We ask for your support so that Healthways' Board and management can continue to execute on its strategy and take full advantage of the strong momentum it has created to realize the Company's full potential.

The upcoming Annual Meeting is an important event that will determine the future of Healthways.  Your vote is important – no matter how many shares you own.

You may vote by telephone, Internet, or by signing, dating and returning the enclosed WHITE PROXY CARD in the postage-paid envelope. We also urge you to discard any proxy card sent to you by North Tide.

On behalf of the Board of Directors, we thank you for your continued support of our Company.

Sincerely,
/s/ John W. Ballantine
John Ballantine, Chairman

Important Additional Information
The Company, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the Company's stockholders in connection with the matters to be considered at the Company's 2014 annual meeting of stockholders.  On May 13, 2014, the Company filed a definitive proxy statement (as it may be amended, the "Proxy Statement") with the U.S. Securities and Exchange Commission (the "SEC") in connection with any such solicitation of proxies from Company's stockholders. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement, including Appendix A thereto. Information regarding the direct and indirect beneficial ownership of the Company's directors and executive officers in the Company's securities is set forth in the Proxy Statement. Stockholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by the Company with the SEC for no charge at the SEC's website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of our corporate website at www.healthways.com.

Forward-Looking Statements
This document contains forward-looking statements, which are based upon current knowledge, assumptions, beliefs, estimates and expectations, involve a number of risks and uncertainties, and are subject to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical statements of fact and those regarding the intent, belief, or expectations of the Company, including, without limitation, all statements regarding the Company's future earnings and results of operations, and can be identified by the use of words like "may," "believe," "will," "expect," "project," "estimate," "anticipate," "plan," or "continue" and similar expressions. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve significant risks and uncertainties, and that actual results may vary from those in the forward-looking statements as a result of various factors, including, but not limited to, the effectiveness of management's strategies and decisions; the costs and management distraction attendant to a proxy contest; the Company's ability to sign and implement new contracts for its solutions; the Company's ability to anticipate change and respond to emerging trends in the domestic and international markets for healthcare and the impact of the same on demand for the Company's services; the Company's ability to renew and/or maintain contracts with its customers under existing terms or restructure these contracts on terms that would not have a material negative impact on the Company's results of operations; the Company's ability to accurately forecast performance and the timing of revenue recognition under the terms of its customer contracts ahead of data collection and reconciliation; the Company's ability to accurately forecast enrollment and participation rates in services and programs offered within the Company's contracts; the risks associated with data privacy or security breaches, computer hacking, network penetration and other illegal intrusions; the impact of future state, federal and international legislation and regulations applicable to the Company's business, including the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act of 2010 on the Company's operations and/or demand for its services; and other risks detailed in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013, and other filings with the SEC. The Company undertakes no obligation to update or revise any such forward-looking statements.

Chet Burrell
President and Chief Executive Officer

CareFirst BlueCross BlueShield
1501 S. Clinton Street, 17th Floor
Baltimore, MD 21224-5744
Tel: 410-605-2558
Fax: 410-781-7606
chet.burrell@carefirst.com

March 31, 2014

John Ballantine
Chairman of the Board
Healthways
701 Cool Springs Boulevard
Franklin, TN 37067

Dear Chairman Ballantine,

We have been watching with interest and concern the public information regarding challenges to Healthways' business model and management team by a small activist shareholder group. We certainly hope that this does not threaten our longstanding relationship with and belief in Ben Leedle and the Healthways management team. As you know, we made our own investment in Healthways based on this belief and longstanding relationship. To review, our teams are working well together on two distinctive fronts:

First, on our PCMH work, we are growing the numbers of care plans that we perform through Healthways' Local Care Coordinators who are located throughout our service area. As you know, our goal is to reach 10,000 active care plans this year. In order to achieve this, an even greater number of care plans will have to be activated during the year. We are making good progress with the Healthways team to this end.

The scale of the Healthways operation and its importance to our PCMH program model cannot be overstated. Employers throughout our region are becoming increasingly aware of how the Patient Centered Medical Home/Total Care and Cost Improvement (PCMH/TCCI) Program helps control their medical expenses and we are down to just a handful of groups that are not participating - a gap we think we will close in the coming months

Each time I review progress with the team,  I come away convinced that, were it not for the partnership we have and the understanding shown by Ben and his management team, the scale and quality of the program we now have would simply be impossible. We are seeing sharp drops in in-patient admissions, readmissions and emergency room visits and, while it is impossible to determine all the cause and effect relationships, it is apparent to us that the chronic care coordination program that we are carrying out with Healthways as our partner is having a material effect.

This new path in care coordination could likely lead to new business opportunities for Healthways as we are being watched closely by other Blues who collectively serve over 100,000,000 Americans.

Second, we have been making good progress together on a unified offering of wellness and disease management services to large accounts which are based on our joint ability to identify CareFirst members who are in need of either lifestyle or disease management coaching. The goal is to prevent the inexorable progression experienced in so many populations from health to chronic disease.

CareFirst BlueCross Blue Shield is an independent licensee of the Blue Cross and Blue Shield Association ® Registered trademark of the
Blue Cross and Blue Shield Association ® Registered trademark of CareFirst of Maryland, Inc.

Our teams have worked out the "rules of the road" of these offerings as an integral part of our TCCI Program and are proceeding well with full data integration which enables us to receive from Healthways reports on the ongoing progress for all members involved in lifestyle and disease management coaching. As you know, this data is incorporated in our Member Health Record which is the online "source of truth" for any treating provider when reviewing the health status of a member.

It is obvious, therefore, that, our partnership covers both the beginning stages of chronic disease through the management of actual ongoing chronic disease. In this connection, we have made tremendous progress in a fast launch of our CMMI Innovation Award for Medicare fee-for-service beneficiaries. This pilot program applies all that we have developed together in the CareFirst commercial population to the Medicare fee-for-service population. We're hopeful that this opens up a major market opportunity to extend our combined services to the Medicare fee-for-service populations on a region wide scale, some
850,000 people.

As far as we know, there is no Blue plan or commercial carrier that has implemented such an ambitious and rapidly evolving program on a region wide scale. Our work together over the past three to five years has certainly helped to enable this and to establish a model for the future that is scalable and attractive to government and business alike.

My purpose in writing, as I said at the outset, is simply to convey the importance of our partnership and our concern that neither the course we are pursuing together nor the management team with whom we work (and depend on) will be diverted or derailed.

If there is more we can do to further underscore these points, please do not hesitate to let me know.

Sincerely,

/s/ Chet Burrell

Chet Burrell
President & CEO

Cc:       C. Neel, Healthways Board of Directors
Jay Bisgard, Healthways Board of Directors
Mary England, Healthways Board of Directors
William Novelli, Healthways Board of Directors
Allison Taunton-Rigby, Healthways Board of Directors
John Wickens, Healthways Board of Directors
Kevin Wills, Healthways Board of Directors
Donato Tramuto, Healthways Board of Directors
Daniel Englander, Healthways Board of Directors
Ben Leedle, Healthways President & Chief Executive Officer
Michael Farris, Healthways President, North America & Chief Commercial Officer

CareFirst BlueCross Blue Shield is an independent licensee of the Blue Cross and Blue Shield Association ® Registered trademark of the
Blue Cross and Blue Shield Association ® Registered trademark of CareFirst of Maryland, Inc.

March 11, 2014

Members of the Board of Directors of Healthways
Attention:         Mr. John W. Ballentine
Chairman of the Board
Via Email:

Ladies and Gentlemen:

As you are aware, Healthways is currently providing care management and wellness services to Hawaii Medical Service Association for the benefit of our members under a Integrated Health Management Master Services Agreement dated January 24, 2011. As you may also be aware, HMSA and Healthways have a long history of working together and first began our collaboration in 2000 when we contracted for Healthways' disease management expertise. We are pleased to have had the opportunity to grow our relationship as Healthways has transformed from those early roots to a company that we now believe is in the best position to provide care management and wellness services to our more than 730,000 members.

We have obviously read media reports regarding the criticisms from one of your shareholders regarding Healthways' strategy and management and that shareholder's plan to initiate a proxy contest at your upcoming annual meeting. We are concerned that a change in strategic direction or management at Healthways would disrupt the strong, cohesive working relationship we have built over the last three years and the effective implementation of the services under our agreement.

HMSA does not believe it needs a care management and wellness partner with new management or new strategies. To the contrary, we selected Healthways for the very reason that we believed it was the company with the best strategy and management team to complement and add value to HMSA's initiatives to improve its members' health and well-being. With the benefit of several years' experience working closely with your management team to implement our contractual services, we believe even more strongly that this is the right team to execute on the objectives contemplated by our contract.

Members of the Board of Directors of Healthways
March 11, 2014

While we realize that it will be Healthways' shareholders, not its board, who will elect the new directors, we felt that it would be helpful in any event to let the board know how strongly one of Healthways' key clients feels about the lack of a need for change at Healthways.

Sincerely,

/s/ Michael A. Gold

Michael A. Gold
President and Chief Executive Officer

On May 13, 2014, Healthways, Inc. (the "Company") established a new "Proxy Contest" webpage on the Company's website at http://info.healthways.com/protectvalueathealthways.

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[Board Nominees](#)
[SEC Filings](#)
[How to Vote](#)
[Contact Information](#)

Welcome.

This section of Healthways' website contains important information in connection with the Company's upcoming Annual Meeting of Stockholders, scheduled for June 24, 2014, including how to vote your shares, press releases, letters to stockholders, our investor presentation, biographies of our board nominees, and our proxy materials.

We encourage you to read the materials contained on this site carefully and to check back often for frequent updates.

We thank you for your support.

Press Releases

Healthways Files Definitive Proxy Materials for Annual Meeting on June 24, 2014 (May 13, 2014)
Healthways Files Investor Presentation (May 8, 2014)
Healthways Files Preliminary Proxy Statement (April 14, 2014)

Investor Presentation

Download Investor Presentation (May 8, 2014)

Letters to Stockholders

Letter to Stockholders (May 13, 2014)

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Board Nominees

The Healthways Board of Directors is continually examining ways to improve shareholder value. Within the past two years, three new independent directors have been elected to add fresh perspectives to the diverse, complementary set of skills and experience on our Board. This year, we have four directors up for reelection at the 2014 Annual Meeting, all of whom have relevant experience in the financial, operational or healthcare industries. Below please find bios for those four directors.

John W. Ballantine

Mr. Ballantine has been Chairman of the Board since May 2011. Mr. Ballantine served as Executive Vice President and Chief Risk Management Officer at First Chicago NBD Corporation, a bank holding company, from 1996 until 1998. He serves as a director of DWS Funds, a family of mutual funds, where he is Chairman of the Fixed Income and Asset Allocation Committee, and Portland General Electric, a publicly traded electric service provider, where he is Chairman of the Finance Committee.

Qualifications: Mr. Ballantine's specific skills, experience and qualifications to serve as a director of the Company include his leadership as Executive Vice President and Chief Risk Management Officer of First Chicago NBD Corporation, in addition to his board leadership roles at a number of companies, including DWS Funds. We believe Mr. Ballantine's experience at these firms enhances the Board's understanding of the perspective of institutional investors.

Kevin G. Wills

Managing Director and Chief Financial Officer of AlixPartners, LLP

Mr. Wills has served as Managing Director and Chief Financial Officer of AlixPartners, LLP, a global business advisory firm, since March 2014. Prior to that, he served as Executive Vice President and Chief Financial Officer of Saks Incorporated (now a part of Hudson's Bay Company), a publicly traded (prior to the fourth quarter of 2013) retailer of fashion apparel, shoes, accessories, jewelry, cosmetics, and gifts, from May 2007 through November 2013. Mr. Wills served as Executive Vice President of Finance/Chief Accounting Officer of Saks Incorporated from May 2005 through April 2007, and as Executive Vice President of Operations for Parisian, Inc., a retailer, from February 2003 until April 2005. Prior to that, he was appointed Senior Vice President of Planning and Administration for Saks Department Store Group in September 1999, Senior Vice President of Strategic Planning in September 1998 and Vice President of Financial Reporting for Saks Incorporated in September 1997, when he joined Saks Incorporated. Prior to joining Saks Incorporated, Mr. Wills served as Vice President and Controller for Tennessee Valley Authority, an energy producer. Prior to that, Mr. Wills served as the Business Assurance Manager for Coopers and Lybrand (currently known as PricewaterhouseCoopers), an accounting and financial services firm.

Qualifications: Mr. Wills' specific skills, experience and qualifications to serve as a director of the Company are evidenced by his many years of executive leadership, most recently serving as the Managing Director and Chief Financial Officer of AlixPartners, LLP and, prior to that, Chief Financial Officer of Saks Incorporated, as mentioned above. Additionally, Mr. Wills is a Certified Public Accountant and brings significant capital markets, mergers and acquisitions and international operations experience, all of which enhance our Board's understanding of various financial aspects of the Company's business.

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experience, all of which enhance our Board's understanding of various financial aspects of the Company's business.

Dr. Neel currently serves as a professor in the Master of Business Administration program at the University of Tennessee. From 2003 until 2013, Dr. Neel served as Executive Director of the Center for Corporate Governance at the University of Tennessee, which was recently renamed The Neel Corporate Governance Center in his honor. He served as the Commissioner of Finance and Administration for the State of Tennessee from July 2000 until February 2003. He served as Dean of the College of Business Administration at The University of Tennessee in Knoxville from 1977 to 2002. From September 1998 to May 2012, Dr. Neel served as a director of Saks, Incorporated (now a part of Hudson's Bay Company), a publicly traded (prior to the fourth quarter of 2013) retailer of fashion apparel, shoes, accessories, jewelry, cosmetics and gifts, where he served as Chair of the Audit Committee.

Qualifications: Dr. Neel's specific skills, experience, and qualifications to serve as a director of the Company include his significant leadership experience in business. As Commissioner of Finance and Administration for the State of Tennessee, Dr. Neel served as the governor's Chief Financial Officer managing a budget of over $20 billion. In his most recent position with the University of Tennessee, Dr. Neel helped establish The Neel Corporate Governance Center. Additionally, Dr. Neel's academic research has been published in a variety of journals. Because of Dr. Neel's strong business acumen and leadership in a variety of roles, we believe he enhances our Board's understanding of complex financial data and management issues.

Daniel J. Englander
Managing Partner of Ursula Capital Partners

Mr. Englander is the managing partner of Ursula Capital Partners, an investment management firm that he founded in May 2004. In addition, since 2007, Mr. Englander has served as a director of America's Car-Mart, Inc., a publicly traded automotive retailer based in Bentonville, Arkansas. He also has served as a director of Copart, Inc., a publicly traded company based in Dallas, Texas, that provides vehicle sellers with a full range of services to process and sell vehicles over the Internet, since 2006, and as a director of Ambassadors International, Inc., formerly a publicly traded cruise ship operator based in Seattle, Washington, from November 2008 through May 2011. From October 1994 until January 2004, Mr. Englander was employed as an investment banker with Allen & Company, a New York-based merchant bank, serving as a Managing Director from September 2002 until his departure. He holds a Bachelor of Arts degree from Yale University.

Qualifications: Mr. Englander's background in investment management and finance coupled with his board experience at other publicly traded companies enables him to be a valuable resource to our Board and to our Company with respect to financial and business issues. Additionally, Mr. Englander has been an active, engaged investor in Healthways since 2005, through the business transformation cycle. He knows our strategy well and understands the markets for our well-being solutions.

SEC Filings

Please click here for all of Healthways' SEC filings.

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How to Vote

By voting FOR Healthways' Board of Director nominees on the WHITE card, you will continue Healthways' strong momentum as the #1 population health service provider and protect your investment in the Company. We urge you NOT to vote for North Tide Capital's unqualified nominees. We urge you to vote your WHITE proxy card today FOR the Company's four highly-qualified director nominees.

Your vote is critical for the future of Healthways. The Board urges you to vote your WHITE proxy card today FOR your Company's nominees.

Vote by Telephone – Please call the telephone number specified on your WHITE proxy card from a touch-tone phone and follow the simple instructions. You will be required to provide your unique Control Number printed on your WHITE proxy card.
Vote by Internet – Please access the website specified on your WHITE proxy card and follow the simple instructions. You will be required to provide your unique Control Number printed on your WHITE proxy card.
Vote by Mail – If you do not wish to vote by telephone or over the Internet, please simply sign, date and return the WHITE proxy card in the postage-paid envelope provided.

THANK YOU FOR YOUR SUPPORT.

Contact Information

Investor Contacts:
Chip Wochomurka
(615) 614-4493
chip.wochomurka@healthways.com

Media Contacts:
Sard Verbinnen & Co
Andrew Cole/Delia Cannan
(212) 687-8080

© 2014 Healthways